UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENCORE CAPITAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

ENCORE CAPITAL GROUP, INC.

To Be Held On:

June 5, 2014 at 10:00 a.m. Eastern time

at JW Marriott Essex House New York, 160 Central Park South, New York, NY 10019

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/26/14.

Please visit http://phx.corporate-ir.net/phoenix.zhtml?c=115920&p=irol-proxy, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a proxy card by following the instructions above.

1.	Election of Directors:		2.	NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
	NOMINEES:	WILLEM MESDAG LAURA NEWMAN OLLE FRANCIS E. QUINLAN NORMAN R. SORENSEN RICHARD J. SREDNICKI J. CHRISTOPHER TEETS KENNETH A. VECCHIONE	3.	NON-BINDING VOTE TO APPROVE THE FREQUENCY OF NON-BINDING STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
			4.	RATIFICATION OF SELECTION OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014.
			5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” (IN A NON-BINDING VOTE) PROPOSAL 2, “EVERY YEAR” (IN A NON-BINDING VOTE) FOR PROPOSAL 3, AND “FOR” PROPOSAL 4.

Please note that you cannot use this notice to vote by mail.